                                                                               .
                                                                               .
                                                                               .

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                                543,950.04
        Available Funds:
               Contract Payments due and received in this period                                                        7,526,907.50
               Contract Payments due in prior period(s) and received in this period                                       389,047.22
               Contract Payments received in this period for next period                                                  143,300.41
               Sales, Use and Property Tax, Maintenance, Late Charges                                                     222,363.15
               Prepayment Amounts related to early termination in this period                                             453,376.62
               Servicer Advance                                                                                           649,440.89
               Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
               Transfer from Reserve Account                                                                                5,919.98
               Interest earned on Collection Account                                                                        4,954.99
               Interest earned on Affiliated Account                                                                          851.53
               Proceeds from repurchase of Contracts per Contribution and Servicing
               Agreement Section 5.03                                                                                           0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                    0.00
               Amounts paid under insurance policies                                                                            0.00
               Any other amounts                                                                                                0.00

                                                                                                                       -------------
        Total Available Funds                                                                                           9,940,112.33
        Less: Amounts to be Retained in Collection Account                                                                546,986.75
                                                                                                                       -------------
        AMOUNT TO BE DISTRIBUTED                                                                                        9,393,125.58
                                                                                                                       =============

        DISTRIBUTION OF FUNDS:

               1.   To Trustee -  Fees                                                                                          0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            389,047.22
               3.   To Bank of America Derivative Settlement                                                              496,935.00
               4.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                        a) Class A1 Principal and Interest                                                                      0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                          6,373,938.08
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                            282,891.67
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                            291,337.50
                        b) Class B Principal and Interest                                                                 126,833.59
                        c) Class C Principal and Interest                                                                 258,194.41
                        d) Class D Principal and Interest                                                                 172,848.70
                        e) Class E Principal and Interest                                                                 236,610.08

               5.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
               6.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    104,625.39
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   216,147.88
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)           5,919.98
               7.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            228,169.67
               8.   To Servicer, Servicing Fee and other Servicing Compensations                                          209,626.41
                                                                                                                       -------------
        TOTAL FUNDS DISTRIBUTED                                                                                         9,393,125.58
                                                                                                                       =============

                                                                                                                       -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        546,986.75
                                                                                                                       =============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                      $6,821,018.04
         - Add Investment Earnings                                                                                          5,919.98
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         5,919.98
                                                                                                                       -------------
End of period balance                                                                                                  $6,821,018.04
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $6,821,018.04
                                                                                                                       =============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12,2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                            227,993,445.79
                  Pool B                                             67,164,679.88
                                                                    --------------
                                                                                             295,158,125.67

Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       469,625.53
Class A Monthly Interest - Pool B                                       138,347.18

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    4,326,003.46
Class A Monthly Principal - Pool B                                    2,014,191.08
                                                                    --------------
                                                                                             6,340,194.54

Ending Principal Balance of the Class A Notes
                  Pool A                                            223,667,442.33
                  Pool B                                             65,150,488.80
                                                                    --------------           --------------
                                                                                             288,817,931.13
                                                                                             ==============

-----------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                             Ending Principal
Original Face $400,172,000                Original Face $400,172,000                             Balance Factor
$       1.519278                          $                15.843674                               72.173448%
-----------------------------------------------------------------------------------------------------------------
        .

   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                    0.00
                  Class A2                                           14,158,125.67
                  Class A3a                                         204,500,000.00
                  Class A3b                                          76,500,000.00
                                                                    --------------

Class A Monthly Interest                                                                     295,158,125.67
                  Class A1 (Actual Number Days/360)                           0.00
                  Class A2                                               33,743.54
                  Class A3a                                             282,891.67
                  Class A3b                                             291,337.50
                                                                    --------------

Class A Monthly Principal
                  Class A1                                                    0.00
                  Class A2                                            6,340,194.54
                  Class A3a                                                   0.00
                  Class A3b                                                   0.00
                                                                    --------------
                                                                                             6,340,194.54
Ending Principal Balance of the Class A Notes
                  Class A1                                                    0.00
                  Class A2                                            7,817,931.13
                  Class A3a                                         204,500,000.00
                  Class A3b                                          76,500,000.00

                                                                    --------------           --------------
                                                                                             288,817,931.13
                                                                                             ==============

Class A1

----------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                             Ending Principal
Original Face $54,600,000                 Original Face $54,600,000                              Balance Factor
              $ 0.618014                         $ 116.120779                                       14.318555%
----------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

V.     CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                  Pool A                                              3,885,617.44
                  Pool B                                              1,144,665.60
                                                                      ------------
                                                                                             5,030,283.04

Class B Overdue Interest, if any                                              0.00
Class B Monthly Interest - Pool A                                        14,506.31
Class B Monthly Interest - Pool B                                         4,273.42
Class B Overdue Principal, if any                                             0.00
Class B Monthly Principal - Pool A                                       73,726.66
Class B Monthly Principal - Pool B                                       34,327.20
                                                                      ------------
                                                                                             108,053.86

Ending Principal Balance of the Class B Notes
                  Pool A                                              3,811,890.78
                  Pool B                                              1,110,338.40
                                                                      ------------           ------------
                                                                                             4,922,229.18
                                                                                             ============

---------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000                      Ending Principal
Original Face $6,820,000                        Original Face $6,820,000                       Balance Factor
$         2.753626                              $              15.843674                         72.173448%
---------------------------------------------------------------------------------------------------------------

VI.    CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                            7,771,234.86
                    Pool B                                            2,289,331.18
                                                                    --------------
                                                                                             10,060,566.04

Class C Overdue Interest, if any                                              0.00
Class C Monthly Interest - Pool A                                        32,509.67
Class C Monthly Interest - Pool B                                         9,577.04
Class C Overdue Principal, if any                                             0.00
Class C Monthly Principal - Pool A                                      147,453.31
Class C Monthly Principal - Pool B                                       68,654.39
                                                                    --------------
                                                                                                216,107.70

Ending Principal Balance of the Class C Notes
                    Pool A                                            7,623,781.55
                    Pool B                                            2,220,676.79
                                                                    --------------           -------------
                                                                                              9,844,458.34
                                                                                             =============

---------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000                      Ending Principal
Original Face $13,640,000                       Original Face $13,640,000                       Balance Factor
   $         3.085536                            $              15.843673                         72.173448%
---------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                      Pool A                                          5,178,924.11
                      Pool B                                          1,525,661.30
                                                                      ------------
                                                                                              6,704,585.41

Class D Overdue Interest, if any                                              0.00
Class D Monthly Interest - Pool A                                        22,269.37
Class D Monthly Interest - Pool B                                         6,560.34
Class D Overdue Principal, if any                                             0.00
Class D Monthly Principal - Pool A                                       98,266.17
Class D Monthly Principal - Pool B                                       45,752.82
                                                                      ------------
                                                                                                144,018.99

Ending Principal Balance of the Class D Notes
                      Pool A                                          5,080,657.94
                      Pool B                                          1,479,908.48
                                                                      ------------            ------------
                                                                                              6,560,566.42
                                                                                              ============

---------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000                      Ending Principal
Original Face $9,090,000                        Original Face $9,090,000                        Balance Factor
$               3.171585                        $               15.843673                        72.173448%
---------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                      Pool A                                          6,477,928.19
                      Pool B                                          1,908,335.44
                                                                     -------------
                                                                                              8,386,263.63

Class E Overdue Interest, if any                                              0.00
Class E Monthly Interest - Pool A                                        43,618.05
Class E Monthly Interest - Pool B                                        12,849.46
Class E Overdue Principal, if any                                             0.00
Class E Monthly Principal - Pool A                                      122,913.80
Class E Monthly Principal - Pool B                                       57,228.77
                                                                     -------------
                                                                                                180,142.57

Ending Principal Balance of the Class E Notes
                      Pool A                                         6,355,014.39
                      Pool B                                         1,851,106.67
                                                                     -------------            ------------
                                                                                              8,206,121.06
                                                                                              ============

---------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                        Principal Paid Per $1,000                      Ending Principal
Original Face $11,370,000                       Original Face $11,370,000                       Balance Factor
$           4.966360                            $               15.843674                         72.173448%
---------------------------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE JUNE 12, 2003

IX.    ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
               Pool A                                                 7,772,679.56
               Pool B                                                 2,289,756.74
                                                                      ------------
                                                                                             10,062,436.30

Residual Interest - Pool A                                               91,015.51
Residual Interest - Pool B                                               13,609.88
Residual Principal - Pool A                                             147,480.72
Residual Principal - Pool B                                              68,667.16
                                                                      ------------
                                                                                                216,147.88

Ending Residual Principal Balance
               Pool A                                                 7,625,198.84
               Pool B                                                 2,221,089.58
                                                                      ------------           -------------
                                                                                              9,846,288.42
                                                                                             =============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                209,626.41
- Servicer Advances reimbursement                                                               389,047.22
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                               228,169.67
                                                                                                ----------
Total amounts due to Servicer                                                                   826,843.30
                                                                                                ==========

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                    259,079,829.95

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   4,915,844.12

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
        ending of the related Collection Period                                                                       254,163,985.83
                                                                                                                      ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                               4,712,975.13

         - Principal portion of Prepayment Amounts                                                       202,868.99

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                         0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                              0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                       0.00

                                                                                                       ------------
                                        Total Decline in Aggregate Discounted Contract Balance         4,915,844.12
                                                                                                       ============

POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     76,322,430.17

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   2,288,821.43

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                       -------------
                                                                                                                       74,033,608.74
                                                                                                                       =============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                               2,023,703.82

         - Principal portion of Prepayment Amounts                                                       265,117.61

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                         0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                              0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                       0.00

                                                                                                       ------------
                                        Total Decline in Aggregate Discounted Contract Balance         2,288,821.43
                                                                                                       ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     328,197,594.57
                                                                                                                      ==============

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                       Predecessor
                                                                         Discounted     Predecessor     Discounted
Lease #        Lessee Name                                              Present Value     Lease #      Present Value
---------------------------------------------------------               -------------   -----------   ---------------
3446-004       Bethesda Regional Cancer Treatment                       $  657,993.20    2879-002     $    438,601.04
3446-005       Bethesda Regional Cancer Treatment                       $  806,918.85    3220-002     $  2,998,755.95
3446-006       Bethesda Regional Cancer Treatment                       $1,496,057.34
3446-007       Bethesda Regional Cancer Treatment                       $  437,159.27
               Cash                                                     $   39,228.33
3355-003       New Valley Health Group                                  $1,206,272.40
                                                                                         2716-203     $    316,980.82
                                                                                         2716-204     $    324,118.47
                                                                                         2046-204     $    241,219.41
                                                                                         2046-205     $    228,201.51

                                                                        -------------                 ---------------
                                                  Totals:               $4,643,629.39                 $  4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $  4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                                                     $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES           NO  X
                                                                                        --------      -----

         POOL B

                                                                                                       Predecessor
                                                                         Discounted     Predecessor     Discounted
Lease #        Lessee Name                                              Present Value     Lease #      Present Value
---------------------------------------------------------               -------------   -----------   ---------------
               NONE
                                                                        -------------                 ---------------
                                                  Totals:               $        0.00                 $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                     $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
       AGENCY APPROVES)                                                                                          0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES           NO  X
                                                                                        --------      -----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                                       Predecessor
                                                                         Discounted     Predecessor     Discounted
Lease #        Lessee Name                                              Present Value     Lease #      Present Value
---------------------------------------------------------               -------------   -----------   ---------------
3714-002   Kaley Imaging, Inc., and KI Holding                          $1,077,801.74    3196-001     $    676,598.53
           Cash                                                         $  186,640.06    3196-002     $    240,400.54
                                                                                         3196-003     $     79,697.00
                                                                                         3116-402     $     97,806.30
                                                                                         3116-404     $     43,955.63
                                                                                         3116-405     $    125,983.80

                                                                        -------------                 ---------------
                                                  Totals:               $1,264,441.80                 $  1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                                                     $336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES           NO  X
                                                                                        --------      -----

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                       Predecessor
                                                                         Discounted     Predecessor     Discounted
Lease #        Lessee Name                                              Present Value     Lease #      Present Value
---------------------------------------------------------               -------------   -----------   ---------------
3694-001   Community Radiology of Virginia                              $2,833,341.68    1377-006     $  1,547,323.56
3730-002   MICA Imaging, Inc., and MI Imaging                           $3,815,001.24     288-097     $    697,415.55
                                                                                          288-098     $     22,467.83
                                                                                         1971-091     $    665,899.16
                                                                                         2478-002     $    477,187.21
                                                                                         2478-091     $     51,246.48
                                                                                         3273-002     $  2,581,143.34
                                                                                         3251-003     $     85,517.94

                                                                        -------------                 ---------------
                                                  Totals:               $6,648,342.92                 $  6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                          $  6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                                                     $117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 5.20%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES           NO  X
                                                                                        --------      -----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                      TOTAL OUTSTANDING CONTRACTS
     This Month                                       5,369,201.09       This Month                    328,197,594.57
     1 Month Prior                                    7,105,691.06       1 Month Prior                 335,402,260.12
     2 Months Prior                                   7,294,943.20       2 Months Prior                342,659,280.40

     Total                                           19,769,835.35       Total                       1,006,259,135.09

     a) 3 MONTH AVERAGE                               6,589,945.12       b) 3 MONTH AVERAGE            335,419,711.70

     c) a/b                                                   1.96%

2.   Does a Delinquency Condition Exist (1c > 6% )?                                                           Yes          No  X
                                                                                                                 -------     ------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current
          period?                                                                                             Yes          No  X
                                                                                                                 -------     ------
     B. An Indenture Event of Default has occurred
          and is then continuing?                                                                             Yes          No  X
                                                                                                                 -------     ------

4.   Has a Servicer Event of Default occurred?                                                                Yes          No  X
                                                                                                                 -------     ------

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                         Yes          No  X
                                                                                                                 -------     ------
     B. Bankruptcy, insolvency, reorganization;
          default/violation of any covenant or
          obligation not remedied within 90 days?                                                             Yes          No  X
                                                                                                                 -------     ------
     C. As of any Determination date, the sum of
          all defaulted contracts since the
          Closing date exceeds 6% of the ADCB on the
          Closing Date?                                                                                       Yes          No  X
                                                                                                                 -------     ------

6.   Aggregate Discounted Contract
          Closing at Date Balance                                                                    Balance  $ 454,734,535.69
                                                                                                              ----------------

     DELINQUENT LEASE SUMMARY

             Days Past Due                         Current Pool Balance   # Leases
             -------------                         --------------------   --------
               31 - 60                                 16,126,673.21         47
               61 - 90                                    844,517.74         15
              91 - 180                                  5,369,201.09         17
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